                     OPPENHEIMER INTERNATIONAL GROWTH FUND
                    Supplement dated March 31, 2003 to the
          Statement of Additional Information dated January 23, 2003

The Statement of Additional Information is changed as follows:

1.    The Supplement dated February 19, 2003 is hereby withdrawn.

2.    The subheading  titled  "Futures" on page 11 is changed by replacing the first three paragraphs of with the following three paragraphs.

o     Futures. The Fund can buy and sell futures contracts that relate to (1)
         broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock
         futures") and (3) foreign currencies (these are referred to as
         "forward contracts").

            A broadly-based stock index is used as the basis for
         trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of
         industries. A stock index assigns relative values to the
         common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks.
         A stock index cannot be purchased or sold directly. These
         contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no
         delivery made of the underlying securities to settle the
         futures obligation. Either party may also settle the
         transaction by entering into an offsetting contract.

            A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

3.    The section captioned "Board of Trustees and Oversight Committees" on pages 24 and 25 is amended as follows:

    a.  The second sentence of the second paragraph under that caption is revised to read:

          "The members of the Audit Committee are Kenneth A. Randall
          (Chairman) and Edward Reagan."

   b.  The first sentence of the third paragraph under that caption is revised to read:

      "The  members of the Study  Committee  are  Robert G. Galli  (Chairman),
      Elizabeth Moynihan and Joel Motley."

4.    Effective  March 31, 2003, Mr. Benjamin  Lipstein  retired as a Trustee.
   Therefore,  the Statement of Additional  Information is revised by deleting the biography for Mr. Lipstein on page 27.

5.    In the  Trustee  compensation  table on pages 31 and 32,  the  following footnote is added following Messrs. Yeutter, Levy and Lipstein:

6.    Effective January 1, 2003,  Clayton Yeutter became Chairman of the Board of  Trustees/Directors  of the Board I Funds upon the  retirement  of
         Leon  Levy.  Effective  March 31,  2003,  Mr.  Lipstein  retired as a
         Trustee.

March 31, 2003                                                    PX0825.006